Subsequent Events	12 Months Ended
Dec. 31, 2024
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

15.  SUBSEQUENT EVENTS

The Group has evaluated subsequent events through the date of issuance of the consolidated financial statements, except for the events mentioned below, the Group did not identify any subsequent events with material financial impact on the Group’s consolidated financial statements.

On January 2, 2025, the Group entered into service agreements with Jipsy Trade Limited, Ong Sau Kang, Summer Explorer Investments Limited, Arc Development Group Company Limited and Wilson Chan for their general consulting and services provided to the Group. Pursuant to the service agreement, the Group was required to issue 13,200,000, 22,000,000, 23,100,000, 18,700,000 and 22,000,000 Class B ordinary shares, respectively. The fair value of the services was determined to be US$27.35 million based on the Group’s ADS market price on January 2, 2025.